    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2001-AR1


Statistical Cut-off Date:  The Statistical Cut-off Date is (i) October 31, 2001
                           for approximately 76.8% of the Mortgage Loans and
                           (ii) November 6, 2001 for approximately 23.2% of the Mortgage Loans. Mortgage Loan information is as of the Statistical Cut-off Date and the principal balances shown herein are subject to an increase or decrease of up to 10%.

Cut-off Date:              December 1, 2001.

Mortgage Loans:            As of the Statistical Cut-off Date, the aggregate
                           principal balance of the mortgage loans described
                           herein is approximately $349,750,383 (the "Mortgage
                           Loans"). The Mortgage Loans are non-convertible,
                           adjustable rate, Six-Month LIBOR indexed mortgage
                           loans with rate adjustments occurring approximately
                           60 months after the date of origination of each
                           mortgage loan. As of the Statistical Cut-off Date,
                           approximately 20.07% of the Mortgage Loans are
                           conforming mortgage loans ("Group I Mortgage Loans")
                           and approximately 79.93% of the Mortgage Loans are
                           conforming and non-conforming loans ("Group II
                           Mortgage Loans"). The Mortgage Loans are secured by
                           first liens on one- to four-family residential
                           properties. See attached collateral descriptions for
                           more information.

                           All of the Mortgage Loans were originated by Greenpoint.

Statistical Information:   The information related to the Mortgage Loans
                           described herein reflects information as of the
                           Statistical Cut-off Date. It is expected that as of
                           the Cut-off Date scheduled and unscheduled principal
                           payments will reduce the principal balance of the
                           Mortgage Loans as of the Cut-off Date. Consequently,
                           the principal balance of the Mortgage Loans as of the
                           Cut-off Date is subject to an increase or decrease of
                           up to 10% from amounts shown herein.




                                                                               1

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2001-AR1
                              Total Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:                        $349,750,383
NUMBER OF LOANS:                                     1,032

                                                                              Minimum                     Maximum
AVG CURRENT BALANCE:                           $338,905.41                 $49,921.75               $1,166,155.35
AVG ORIGINAL BALANCE:                          $339,249.32                 $50,000.00               $1,167,000.00

WAVG LOAN RATE:                                      7.171%                     6.125%                      8.250%
WAVG GROSS MARGIN:                                   2.750%                     2.250%                      2.875%
WAVG AXIMUM LOAN RATE:                              12.170%                    10.950%                     13.250%
WAVG PERIODIC RATE CAP:                              1.000%                     1.000%                      1.000%
WAVG FIRST RATE CAP:                                 5.000%                     5.000%                      5.000%

WAVG ORIGINAL LTV:                                   76.61%                     28.67%                      95.00%

WAVG CREDIT SCORE:                                     709                        619                         814

WAVG ORIGINAL TERM:                                    360 months                 360 months                  360 months
WAVG REMAINING TERM:                                   358 months                 356 months                  360 months
WAVG SEASONING:                                          2 months                   0 months                    4 months

WAVG NEXT RATE RESET:                                   58 months                  56 months                   60 months
WAVG RATE ADJ FREQ:                                      6 months                   6 months                    6 months
WAVG FIRST RATE ADJ FREQ:                               60 months                  60 months                   60 months

TOP STATE CONC ($):                    72.46% California, 6.00% Washington, 3.38% Arizona
MAXIMUM ZIP CODE CONC ($):             1.27% 92009 (Carlsbad, CA)

PREPAY PENALTY CONC ($):                5.22% Prepayment Penalty; 94.78% No Prepayment Penalty

FIRST PAY DATE:                                                          Aug 01, 2001                Dec 01, 2001
RATE CHANGE DATE:                                                        Jul 01, 2006                Nov 01, 2006
MATURE DATE:                                                             Jul 01, 2031                Nov 01, 2031






                                                                               2

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
INDEX:                                  Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 6 MO LIBOR                                      1,032                 349,750,382.68                       100.00
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
PRODUCT:                                Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
5 Year Fixed Period ARMs                         1,032                 349,750,382.68                       100.00
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
DELINQUENCY:                            Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 Current                                         1,025                 347,478,190.37                        99.35
 30 - 59 Days                                        7                   2,272,192.31                         0.65
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
CURRENT BALANCE ($):                    Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
     49,921.75  -   100,000.00                      14                   1,277,900.23                         0.37
    100,000.01  -   200,000.00                     177                  27,623,046.11                         7.90
    200,000.01  -   300,000.00                     247                  62,926,925.06                        17.99
    300,000.01  -   400,000.00                     296                 103,435,441.06                        29.57
    400,000.01  -   500,000.00                     166                  75,109,758.72                        21.48
    500,000.01  -   600,000.00                      85                  46,669,778.53                        13.34
    600,000.01  -   700,000.00                      37                  23,644,069.22                         6.76
    700,000.01  -   800,000.00                       3                   2,248,807.28                         0.64
    800,000.01  -   900,000.00                       2                   1,738,078.11                         0.50
    900,000.01  - 1,000,000.00                       4                   3,910,423.01                         1.12
  1,100,000.01  - 1,166,155.35                       1                   1,166,155.35                         0.33
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================



                                                                               3

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
LOAN RATE (%):                          Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
  6.125  -  6.500                                   47                  15,364,761.39                         4.39
  6.501  -  7.000                                  370                 131,902,228.93                        37.71
  7.001  -  7.500                                  461                 148,065,727.50                        42.33
  7.501  -  8.000                                  150                  53,177,758.38                        15.20
  8.001  -  8.250                                    4                   1,239,906.48                         0.35
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
GROSS MARGIN (%):                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
  2.250                                              1                     300,000.00                         0.09
  2.700                                              1                     453,350.00                         0.13
  2.750                                          1,027                 348,241,219.75                        99.57
  2.875                                              3                     755,812.93                         0.22
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
MAXIMUM LOAN RATE (%):                  Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 10.950  - 11.000                                    1                     145,381.03                         0.04
 11.001  - 11.500                                   47                  15,364,761.39                         4.39
 11.501  - 12.000                                  370                 131,902,228.93                        37.71
 12.001  - 12.500                                  460                 147,652,804.12                        42.22
 12.501  - 13.000                                  150                  53,445,300.73                        15.28
 13.001  - 13.250                                    4                   1,239,906.48                         0.35
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
REMAINING TERM (Months):                Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 356  - 360                                      1,032                 349,750,382.68                       100.00
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================



                                                                               4

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
RATE CHANGE DATE:                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 07/01/06                                            5                   1,901,988.13                         0.54
 08/01/06                                          251                  86,086,950.16                        24.61
 09/01/06                                          333                 113,278,622.24                        32.39
 10/01/06                                          302                  98,950,648.54                        28.29
 11/01/06                                          141                  49,532,173.61                        14.16
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
ORIGINAL LTV (%):                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
  28.67  -  30.00                                    1                     171,862.45                         0.05
  30.01  -  35.00                                    3                     451,848.84                         0.13
  35.01  -  40.00                                    4                   1,536,788.80                         0.44
  40.01  -  45.00                                    3                     807,986.10                         0.23
  45.01  -  50.00                                    6                   2,950,032.60                         0.84
  50.01  -  55.00                                    9                   3,601,229.87                         1.03
  55.01  -  60.00                                   15                   6,356,846.69                         1.82
  60.01  -  65.00                                   24                  10,311,361.46                         2.95
  65.01  -  70.00                                   43                  18,268,350.58                         5.22
  70.01  -  75.00                                  105                  38,203,347.22                        10.92
  75.01  -  80.00                                  816                 266,415,296.05                        76.17
  80.01  -  85.00                                    1                     181,850.81                         0.05
  85.01  -  90.00                                    1                     305,761.29                         0.09
  90.01  -  95.00                                    1                     187,819.92                         0.05
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
CREDIT SCORE:                           Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 619  - 650                                         36                  12,213,787.89                         3.49
 651  - 700                                        455                 151,002,259.20                        43.17
 701  - 750                                        371                 127,451,906.61                        36.44
 751  - 800                                        164                  57,593,134.94                        16.47
 801  - 814                                          6                   1,489,294.04                         0.43
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================




                                                                               5

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
DOCUMENTATION:                          Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 Limited Documentation                             898                 300,650,101.75                        85.96
 Full Documentation                                134                  49,100,280.93                        14.04
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
OCCUPANCY:                              Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 Primary                                         1,027                 347,419,483.67                        99.33
 Second Home                                         4                   2,235,299.01                         0.64
 Non-owner                                           1                      95,600.00                         0.03
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
PROPERTY TYPE:                          Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 Single Family                                     708                 242,200,786.94                        69.25
 Deminimus PUD                                     211                  77,397,772.96                        22.13
 Condominium                                        92                  24,236,004.04                         6.93
 PUD                                                18                   5,250,507.40                         1.50
 Manufactured Housing                                3                     665,311.34                         0.19
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                           Number of          Outstanding as of the        Outstanding as of the
PURPOSE:                                Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  --------------------  ---------------------------  ---------------------------
 Purchase                                          503                 166,800,944.80                        47.69
 Cash Out Refinance                                328                 112,521,022.78                        32.17
 Rate/Term Refinance                               201                  70,428,415.10                        20.14
------------------------------------  --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032                 349,750,382.68                       100.00
====================================  ====================  ===========================  ===========================





                                                                               6

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                            % of Aggregate
                                                           Principal Balance ($)          Principal Balance
                                           Number of       Outstanding as of the        Outstanding as of the
STATES:                                 Mortgage Loans    Statistical Cut-off Date     Statistical Cut-off Date
---------------------------------- --------------------  ---------------------------  ---------------------------
 Arizona                                            36                11,822,723.34                         3.38
 California                                        703               253,426,555.75                        72.46
 Colorado                                           23                 7,161,943.73                         2.05
 Connecticut                                         1                   214,832.28                         0.06
 District of Columbia                                5                 1,712,413.13                         0.49
 Florida                                             8                 2,518,150.00                         0.72
 Georgia                                            20                 5,804,257.15                         1.66
 Idaho                                               4                 1,487,058.43                         0.43
 Illinois                                           24                 7,578,696.47                         2.17
 Indiana                                             1                   349,651.56                         0.10
 Maryland                                           17                 6,114,825.58                         1.75
 Massachusetts                                      16                 5,626,429.95                         1.61
 Michigan                                            6                 1,218,279.80                         0.35
 Missouri                                            1                   150,839.54                         0.04
 Montana                                             4                   546,469.25                         0.16
 Nevada                                              1                   395,517.72                         0.11
 New Hampshire                                       1                   186,000.00                         0.05
 New Jersey                                          6                 1,581,579.50                         0.45
 New Mexico                                          2                   403,756.50                         0.12
 New York                                            4                 1,029,878.96                         0.29
 North Carolina                                      7                 1,419,341.78                         0.41
 Ohio                                                1                   580,000.00                         0.17
 Oregon                                             37                 8,848,507.30                         2.53
 Pennsylvania                                        2                   309,958.33                         0.09
 South Carolina                                      3                   846,284.08                         0.24
 Utah                                               13                 3,626,391.13                         1.04
 Virginia                                           10                 3,798,325.06                         1.09
 Washington                                         76                20,991,716.36                         6.00
---------------------------------- --------------------  ---------------------------  ---------------------------
TOTAL                                            1,032               349,750,382.68                       100.00
================================== ====================  ===========================  ===========================

                                                                               7

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2001-AR1
                             Group I Mortgage Loans
                       As of the Statistical Cut-off Date


TOTAL CURRENT BALANCE:                          $70,206,081
NUMBER OF LOANS:                                        363

                                                                               Minimum                   Maximum
AVG CURRENT BALANCE:                            $193,405.18                 $49,921.75               $275,000.00
AVG ORIGINAL BALANCE:                           $193,679.20                 $50,000.00               $275,000.00

WAVG LOAN RATE:                                       7.189%                     6.250%                    8.125%
WAVG GROSS MARGIN:                                    2.751%                     2.750%                    2.875%
WAVG MAXIMUM LOAN RATE:                              12.185%                    10.950%                   13.125%
WAVG PERIODIC RATE CAP:                               1.000%                     1.000%                    1.000%
WAVG FIRST RATE CAP:                                  5.000%                     5.000%                    5.000%

WAVG ORIGINAL LTV:                                    77.22%                     28.67%                    95.00%

WAVG CREDIT SCORE:                                      706                        619                       807

WAVG ORIGINAL TERM:                                     360 months                 360 months                360 months
WAVG REMAINING TERM:                                    358 months                 356 months                360 months
WAVG SEASONING:                                           2 months                   0 months                  4 months

WAVG NEXT RATE RESET:                                    58 months                  56 months                 60 months
WAVG RATE ADJ FREQ:                                       6 months                   6 months                  6 months
WAVG FIRST RATE ADJ FREQ:                                60 months                  60 months                 60 months

TOP STATE CONC ($):                       57.99% California, 12.17% Washington, 5.97% Oregon
MAXIMUM ZIP CODE CONC ($):                1.20% 90250 (Hawthorne, CA)

PREPAY PENALTY CONC ($):                   4.77% Prepayment Penalty; 95.23% No Prepayment Penalty


FIRST PAY DATE:                                                           Aug 01, 2001              Dec 01, 2001
RATE CHANGE DATE:                                                         Jul 01, 2006              Nov 01, 2006
MATURE DATE:                                                              Jul 01, 2031              Nov 01, 2031

                                                                               8

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
INDEX:                                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 6 MO LIBOR                                               363                 70,206,081.44                       100.00
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                     Principal Balance            Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
PRODUCT:                                     Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
5 Year Fixed Period ARMs                                  363                 70,206,081.44                       100.00
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
DELINQUENCY:                                 Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 Current                                                  361                 69,942,689.13                        99.62
 30 - 59 Days                                               2                    263,392.31                         0.38
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
CURRENT BALANCE ($):                         Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
    49,921.75  -   100,000.00                              14                  1,277,900.23                         1.82
   100,000.01  -   200,000.00                             177                 27,623,046.11                        39.35
   200,000.01  -   275,000.00                             172                 41,305,135.10                        58.83
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
LOAN RATE (%):                               Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
  6.250  -  6.500                                          19                  3,666,679.36                         5.22
  6.501  -  7.000                                         114                 23,078,061.84                        32.87
  7.001  -  7.500                                         179                 33,587,094.53                        47.84
  7.501  -  8.000                                          50                  9,704,756.66                        13.82
  8.001  -  8.125                                           1                    169,489.05                         0.24
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                               9

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
GROSS MARGIN (%):                            Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
  2.750                                                   361                 69,801,490.08                        99.42
  2.875                                                     2                    404,591.36                         0.58
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
MAXIMUM LOAN RATE (%):                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 10.950  - 11.000                                           1                    145,381.03                         0.21
 11.001  - 11.500                                          19                  3,666,679.36                         5.22
 11.501  - 12.000                                         114                 23,078,061.84                        32.87
 12.001  - 12.500                                         179                 33,587,094.53                        47.84
 12.501  - 13.000                                          49                  9,559,375.63                        13.62
 13.001  - 13.125                                           1                    169,489.05                         0.24
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
REMAINING TERM (Months):                     Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 356  - 360                                               363                 70,206,081.44                       100.00
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
RATE CHANGE DATE:                            Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 07/01/06                                                   1                    247,497.44                         0.35
 08/01/06                                                  86                 16,930,966.99                        24.12
 09/01/06                                                 116                 21,815,859.68                        31.07
 10/01/06                                                 108                 20,616,952.13                        29.37
 11/01/06                                                  52                 10,594,805.20                        15.09
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                              10

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
ORIGINAL LTV (%):                            Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
  28.67  -  30.00                                           1                    171,862.45                         0.24
  30.01  -  35.00                                           3                    451,848.84                         0.64
  35.01  -  40.00                                           2                    337,806.00                         0.48
  40.01  -  45.00                                           1                    154,661.28                         0.22
  45.01  -  50.00                                           2                    334,911.77                         0.48
  50.01  -  55.00                                           3                    660,513.71                         0.94
  55.01  -  60.00                                           3                    435,191.70                         0.62
  60.01  -  65.00                                           6                  1,051,047.20                         1.50
  65.01  -  70.00                                          11                  2,212,074.15                         3.15
  70.01  -  75.00                                          34                  7,236,665.70                        10.31
  75.01  -  80.00                                         295                 56,789,827.91                        80.89
  80.01  -  85.00                                           1                    181,850.81                         0.26
  90.01  -  95.00                                           1                    187,819.92                         0.27
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
CREDIT SCORE:                                Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 619  - 650                                                11                  2,096,981.30                         2.99
 651  - 700                                               173                 33,455,739.39                        47.65
 701  - 750                                               125                 24,360,348.28                        34.70
 751  - 800                                                51                  9,769,025.50                        13.91
 801  - 807                                                 3                    523,986.97                         0.75
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
DOCUMENTATION:                               Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 Limited Documentation                                    331                 64,096,637.92                        91.30
 Full Documentation                                        32                  6,109,443.52                         8.70
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
OCCUPANCY:                                   Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 Primary                                                  362                 70,110,481.44                        99.86
 Non-owner                                                  1                     95,600.00                         0.14
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================

                                                                              11

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
PROPERTY TYPE:                               Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 Single Family                                            244                 47,442,749.30                        67.58
 Deminimus PUD                                             53                 10,566,541.67                        15.05
 Condominium                                               55                 10,138,123.11                        14.44
 PUD                                                        9                  1,792,789.56                         2.55
 Manufactured Housing                                       2                    265,877.80                         0.38
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                                                    % of Aggregate
                                                                   Principal Balance ($)          Principal Balance
                                               Number of           Outstanding as of the        Outstanding as of the
PURPOSE:                                     Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------------  -------------------   ---------------------------  ---------------------------
 Purchase                                                 190                 37,021,349.31                        52.73
 Cash Out Refinance                                       109                 20,797,639.62                        29.62
 Rate/Term Refinance                                       64                 12,387,092.51                        17.64
-----------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                     363                 70,206,081.44                       100.00
=========================================  ===================   ===========================  ===========================


                                                                              12

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
STATES:                                Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 Arizona                                             15                  2,617,102.08                         3.73
 California                                         195                 40,709,182.70                        57.99
 Colorado                                             9                  1,698,945.17                         2.42
 Connecticut                                          1                    214,832.28                         0.31
 District of Columbia                                 1                    149,792.86                         0.21
 Florida                                              3                    429,021.31                         0.61
 Georgia                                             12                  1,968,177.48                         2.80
 Idaho                                                3                    517,709.28                         0.74
 Illinois                                            10                  1,660,713.30                         2.37
 Maryland                                             6                  1,163,811.12                         1.66
 Massachusetts                                        7                  1,169,620.07                         1.67
 Michigan                                             4                    614,520.08                         0.88
 Missouri                                             1                    150,839.54                         0.21
 Montana                                              4                    546,469.25                         0.78
 New Hampshire                                        1                    186,000.00                         0.26
 New Jersey                                           3                    470,815.41                         0.67
 New Mexico                                           1                     84,000.00                         0.12
 New York                                             2                    353,726.61                         0.50
 North Carolina                                       6                  1,068,120.21                         1.52
 Oregon                                              25                  4,189,256.73                         5.97
 Pennsylvania                                         2                    309,958.33                         0.44
 South Carolina                                       1                    153,054.07                         0.22
 Utah                                                 7                  1,102,804.15                         1.57
 Virginia                                             1                    136,000.00                         0.19
 Washington                                          43                  8,541,609.41                        12.17
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               363                 70,206,081.44                       100.00
===================================  ===================   ===========================  ===========================



                                                                              13

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2001-AR1
                             Group II Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:                                  $279,544,301
NUMBER OF LOANS:                                                 669


                                                                                       Minimum                 Maximum
AVG CURRENT BALANCE:                                     $417,853.96               $275,589.04           $1,166,155.35
AVG ORIGINAL BALANCE:                                    $418,235.80               $276,000.00           $1,167,000.00

WAVG LOAN RATE:                                                7.166%                    6.125%                  8.250%
WAVG GROSS MARGIN:                                             2.750%                    2.250%                  2.875%
WAVG MAXIMUM LOAN RATE:                                       12.166%                   11.125%                 13.250%
WAVG PERIODIC RATE CAP:                                        1.000%                    1.000%                  1.000%
WAVG FIRST RATE CAP:                                           5.000%                    5.000%                  5.000%

WAVG ORIGINAL LTV:                                             76.46%                    35.14%                  90.00%

WAVG CREDIT SCORE:                                               710                       624                     814

WAVG ORIGINAL TERM:                                              360 months                360 months              360 months
WAVG REMAINING TERM:                                             358 months                356 months              360 months
WAVG SEASONING:                                                    2 months                  0 months                4 months

WAVG NEXT RATE RESET:                                             58 months                 56 months               60 months
WAVG RATE ADJ FREQ:                                                6 months                  6 months                6 months
WAVG FIRST RATE ADJ FREQ:                                         60 months                 60 months               60 months

TOP STATE CONC ($):                               76.09% California, 4.45% Washington, 3.29% Arizona
MAXIMUM ZIP CODE CONC ($):                        1.59% 92009 (Carlsbad, CA)

PREPAY PENALTY CONC ($):                           5.33% Prepayment Penalty; 94.67% No Prepayment Penalty


FIRST PAY DATE:                                                                   Aug 01, 2001               Dec 01, 2001
RATE CHANGE DATE:                                                                 Jul 01, 2006               Nov 01, 2006
MATURE DATE:                                                                      Jul 01, 2031               Nov 01, 2031



                                                                              14

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
INDEX:                                 Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 6 MO LIBOR                                         669                279,544,301.24                       100.00
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================

                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
PRODUCT:                               Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
5 Year Fixed Period ARMs                            669                279,544,301.24                       100.00
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================


                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
DELINQUENCY:                           Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 Current                                            664                277,535,501.24                        99.28
 30 - 59 Days                                         5                  2,008,800.00                         0.72
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================

                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
CURRENT BALANCE ($):                   Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
   275,589.04  -   300,000.00                        75                 21,621,789.96                         7.73
   300,000.01  -   400,000.00                       296                103,435,441.06                        37.00
   400,000.01  -   500,000.00                       166                 75,109,758.72                        26.87
   500,000.01  -   600,000.00                        85                 46,669,778.53                        16.69
   600,000.01  -   700,000.00                        37                 23,644,069.22                         8.46
   700,000.01  -   800,000.00                         3                  2,248,807.28                         0.80
   800,000.01  -   900,000.00                         2                  1,738,078.11                         0.62
   900,000.01  - 1,000,000.00                         4                  3,910,423.01                         1.40
 1,100,000.01  - 1,166,155.35                         1                  1,166,155.35                         0.42
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================


                                                                              15

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                % of Aggregate
                                                               Principal Balance ($)          Principal Balance
                                           Number of           Outstanding as of the        Outstanding as of the
LOAN RATE (%):                           Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-------------------------------------  -------------------   ---------------------------  ---------------------------
  6.125  -  6.500                                      28                 11,698,082.03                         4.18
  6.501  -  7.000                                     256                108,824,167.09                        38.93
  7.001  -  7.500                                     282                114,478,632.97                        40.95
  7.501  -  8.000                                     100                 43,473,001.72                        15.55
  8.001  -  8.250                                       3                  1,070,417.43                         0.38
-------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                 669                279,544,301.24                       100.00
=====================================  ===================   ===========================  ===========================


                                                                                                % of Aggregate
                                                               Principal Balance ($)          Principal Balance
                                           Number of           Outstanding as of the        Outstanding as of the
GROSS MARGIN (%):                        Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-------------------------------------  -------------------   ---------------------------  ---------------------------
  2.250                                                 1                    300,000.00                         0.11
  2.700                                                 1                    453,350.00                         0.16
  2.750                                               666                278,439,729.67                        99.60
  2.875                                                 1                    351,221.57                         0.13
-------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                 669                279,544,301.24                       100.00
=====================================  ===================   ===========================  ===========================


                                                                                                % of Aggregate
                                                               Principal Balance ($)          Principal Balance
                                           Number of           Outstanding as of the        Outstanding as of the
MAXIMUM LOAN RATE (%):                   Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-------------------------------------  -------------------   ---------------------------  ---------------------------
 11.125  - 11.500                                      28                 11,698,082.03                         4.18
 11.501  - 12.000                                     256                108,824,167.09                        38.93
 12.001  - 12.500                                     281                114,065,709.59                        40.80
 12.501  - 13.000                                     101                 43,885,925.10                        15.70
 13.001  - 13.250                                       3                  1,070,417.43                         0.38
-------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                 669                279,544,301.24                       100.00
=====================================  ===================   ===========================  ===========================


                                                                                                % of Aggregate
                                                               Principal Balance ($)          Principal Balance
                                           Number of           Outstanding as of the        Outstanding as of the
REMAINING TERM (Months):                 Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-------------------------------------  -------------------   ---------------------------  ---------------------------
 356  - 360                                           669                279,544,301.24                       100.00
-------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                 669                279,544,301.24                       100.00
=====================================  ===================   ===========================  ===========================


                                                                              16

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                          Number of           Outstanding as of the        Outstanding as of the
RATE CHANGE DATE:                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  -------------------   ---------------------------  ---------------------------
 07/01/06                                              4                  1,654,490.69                         0.59
 08/01/06                                            165                 69,155,983.17                        24.74
 09/01/06                                            217                 91,462,762.56                        32.72
 10/01/06                                            194                 78,333,696.41                        28.02
 11/01/06                                             89                 38,937,368.41                        13.93
------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                669                279,544,301.24                       100.00
====================================  ===================   ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                          Number of           Outstanding as of the        Outstanding as of the
ORIGINAL LTV (%):                       Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  -------------------   ---------------------------  ---------------------------
  35.14  -  40.00                                      2                  1,198,982.80                         0.43
  40.01  -  45.00                                      2                    653,324.82                         0.23
  45.01  -  50.00                                      4                  2,615,120.83                         0.94
  50.01  -  55.00                                      6                  2,940,716.16                         1.05
  55.01  -  60.00                                     12                  5,921,654.99                         2.12
  60.01  -  65.00                                     18                  9,260,314.26                         3.31
  65.01  -  70.00                                     32                 16,056,276.43                         5.74
  70.01  -  75.00                                     71                 30,966,681.52                        11.08
  75.01  -  80.00                                    521                209,625,468.14                        74.99
  85.01  -  90.00                                      1                    305,761.29                         0.11
------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                669                279,544,301.24                       100.00
====================================  ===================   ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                          Number of           Outstanding as of the        Outstanding as of the
CREDIT SCORE:                           Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  -------------------   ---------------------------  ---------------------------
 624  - 650                                           25                 10,116,806.59                         3.62
 651  - 700                                          282                117,546,519.81                        42.05
 701  - 750                                          246                103,091,558.33                        36.88
 751  - 800                                          113                 47,824,109.44                        17.11
 801  - 814                                            3                    965,307.07                         0.35
------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                669                279,544,301.24                       100.00
====================================  ===================   ===========================  ===========================


                                                                                               % of Aggregate
                                                              Principal Balance ($)          Principal Balance
                                          Number of           Outstanding as of the        Outstanding as of the
DOCUMENTATION:                          Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
------------------------------------  -------------------   ---------------------------  ---------------------------
 Limited Documentation                               567                236,553,463.83                        84.62
 Full Documentation                                  102                 42,990,837.41                        15.38
------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                669                279,544,301.24                       100.00
====================================  ===================   ===========================  ===========================


                                                                              17

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
OCCUPANCY:                             Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 Primary                                            665                277,309,002.23                        99.20
 Second Home                                          4                  2,235,299.01                         0.80
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================


                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
PROPERTY TYPE:                         Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 Single Family                                      464                194,758,037.64                        69.67
 Deminimus PUD                                      158                 66,831,231.29                        23.91
 Condominium                                         37                 14,097,880.93                         5.04
 PUD                                                  9                  3,457,717.84                         1.24
 Manufactured Housing                                 1                    399,433.54                         0.14
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================


                                                                                              % of Aggregate
                                                             Principal Balance ($)          Principal Balance
                                         Number of           Outstanding as of the        Outstanding as of the
PURPOSE:                               Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-----------------------------------  -------------------   ---------------------------  ---------------------------
 Purchase                                           313                129,779,595.49                        46.43
 Cash Out Refinance                                 219                 91,723,383.16                        32.81
 Rate/Term Refinance                                137                 58,041,322.59                        20.76
-----------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                               669                279,544,301.24                       100.00
===================================  ===================   ===========================  ===========================




                                                                              18

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                % of Aggregate
                                                               Principal Balance ($)          Principal Balance
                                           Number of           Outstanding as of the        Outstanding as of the
STATES:                                  Mortgage Loans       Statistical Cut-off Date     Statistical Cut-off Date
-------------------------------------  -------------------   ---------------------------  ---------------------------
 Arizona                                               21                  9,205,621.26                         3.29
 California                                           508                212,717,373.05                        76.09
 Colorado                                              14                  5,462,998.56                         1.95
 District of Columbia                                   4                  1,562,620.27                         0.56
 Florida                                                5                  2,089,128.69                         0.75
 Georgia                                                8                  3,836,079.67                         1.37
 Idaho                                                  1                    969,349.15                         0.35
 Illinois                                              14                  5,917,983.17                         2.12
 Indiana                                                1                    349,651.56                         0.13
 Maryland                                              11                  4,951,014.46                         1.77
 Massachusetts                                          9                  4,456,809.88                         1.59
 Michigan                                               2                    603,759.72                         0.22
 Nevada                                                 1                    395,517.72                         0.14
 New Jersey                                             3                  1,110,764.09                         0.40
 New Mexico                                             1                    319,756.50                         0.11
 New York                                               2                    676,152.35                         0.24
 North Carolina                                         1                    351,221.57                         0.13
 Ohio                                                   1                    580,000.00                         0.21
 Oregon                                                12                  4,659,250.57                         1.67
 South Carolina                                         2                    693,230.01                         0.25
 Utah                                                   6                  2,523,586.98                         0.90
 Virginia                                               9                  3,662,325.06                         1.31
 Washington                                            33                 12,450,106.95                         4.45
-------------------------------------  -------------------   ---------------------------  ---------------------------
TOTAL                                                 669                279,544,301.24                       100.00
=====================================  ===================   ===========================  ===========================


                                                                              19

[GREENWICH CAPITAL LOGO]
--------------------------------------------------------------------------------